UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

VINCO VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 North Main Street Fairport, NY	14450
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Vinco Ventures, Inc. (the “Company”) on February 16, 2022, the Company completed the acquisition of AdRizer LLC (“AdRizer”) on February 11, 2022. AdRizer constitutes an acquired business pursuant to Regulation S-X Section 210.11-01(d). However, the Company reevaluated the “significance” of the acquired business using the Company’s financial statements for the year ended December 31, 2021, as included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 2022. As a result of such reevaluation, the Company has determined that audited financial statements and unaudited combined pro forma financial statements are not required under Regulation S-X. This Form 8-K/A is being filed solely to amend the disclosure set forth in Item 9.01 of the Form 8-K filed on February 16, 2022 to state that the historical financial statements of AdRizer and related combined pro forma financial information are not required to be filed. However, the Company is voluntarily furnishing as Exhibit 99.1 the audited financial statements of AdRizer for the years ended December 31, 2021 and 2020 in this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company has determined that no financial statements are required under Regulation S-X with respect to the acquisition of AdRizer.

The Company is voluntarily furnishing as Exhibit 99.1 the audited financial statements of AdRizer for the years ended December 31, 2021 and 2020. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

(b) Pro Forma Financial Information

The Company has determined that no pro forma financial information is required under Regulation S-X with respect to the acquisition of AdRizer.

(c) Exhibits.

Exhibit No.	Description
99.1	Audited financial statements of AdRizer LLC for the years ended December 31, 2021 and 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2022

VINCO VENTURES, INC.

By:	/s/ Lisa King
Name:	Lisa King
Title:	Chief Executive Officer